UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGDEX

Putnam Global Dividend Fund

Semiannual report
5|31|13

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Global Dividend
Fund

Semiannual report
5 | 31 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	17

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the period, the fund had expense limitations, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

* Returns for the life of fund period are not annualized, but cumulative. To obtain the most recent month-end performance, visit putnam.com.

2	Global Dividend Fund

Interview with your fund’s portfolio manager

Putnam Global Dividend Fund began operations on March 18, 2013. Tell us about the fund.

The fund is designed for investors who are seeking income and growth, and it invests in stocks of midsize and large companies in markets around the world. In managing the fund, I work with a team of over 40 global research analysts to find stocks that offer income potential, growth potential, or a combination of both.

You bring 16 years of investment industry experience to your role as portfolio manager. What is your investing background?

I have been a member of Putnam’s U.S. and international value teams since 1999. Early in my Putnam career, I worked with the value teams to develop quantitative models, and in 2000, I joined our domestic Large-Cap Value team. Over time, I have contributed to the investment process for all of Putnam’s value portfolios. In 2005, I was named to the management team of Putnam International Value Fund, which I still manage today, along with Putnam Equity Income Fund and this new fund.

Could you describe in more detail the types of stocks you seek for the fund?

We seek dividend-paying companies — based anywhere in the world — that are currently paying high dividend yields or have the ability and/or willingness to increase their

This comparison shows your fund’s performance in the context of broad market indexes for the period from 3/18/13 (commencement of operations) to 5/31/13. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Global Dividend Fund	3

dividends in the future. Dividends are excess profits that are distributed to shareholders. In addition to providing income for investors, dividends can be a sign that a company’s management is confident in the ongoing health of the business. We also look for stocks that can offer growth potential, using a value approach. This means we try to find attractively priced stocks whose prices may rise once the market recognizes their value.

This is a global fund, investing in the United States as well as international markets. What are the advantages of this approach?

A global approach gives us a much broader universe in which to look for companies and stocks that meet our criteria. We are looking for dividend payers, and non-U.S. companies tend to generate higher yields than U.S. companies in almost every sector of the market. In addition, dividend payout ratios — the portion of a company’s earnings that is paid to shareholders — are at historic lows in many countries, which may mean companies are poised to grow their dividends. Also, many companies worldwide have enormous levels of cash on their balance sheets, indicating that they have the ability to begin paying a dividend or to increase the amount they are currently paying. With a global portfolio, we are able to consider each stock in the context of the entire world’s equity markets, targeting the best companies, without geographic limitations.

Where does the fund typically invest, and how many stocks are in the portfolio?

Under normal market conditions, the fund will typically invest in at least three different countries, and at least 40% of its net assets will be invested in securities of non-U.S. companies. The fund’s portfolio will typically hold 70 to 100 stocks.

Your investment approach emphasizes bottom-up stock selection. Can you explain this?

My goal is to generate the majority of the fund’s returns through stock selection rather than sector or country allocation decisions.

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

4	Global Dividend Fund

This means that we invest based on the merits of individual companies rather than broader economic or market trends.

I seek to maintain a diversified portfolio, focusing on fundamental research and analysis of individual stocks, and I try to avoid having significant overweight positions, relative to the benchmark, of any single security or sector.

Could you talk about dividend-payers versus dividend-growers?

Absolute dividend yield alone is not sufficient for our stock-selection process. Certainly, the ability to pay a dividend — which typically indicates strong free-cash-flow and a willingness to return capital to shareholders — is important. But we look carefully at dividend payout ratios as well. We don’t want companies to be strapped to pay their dividends, and we want them to have sufficient cash to invest back into their businesses — for expansion, capital expenditure, or mergers and acquisitions.

In addition to dividend payers, we seek companies that demonstrate an ability to grow their dividends as well as to employ cash elsewhere if the opportunity exists. In constructing the portfolio, we seek a balance of dividend payers, dividend growers, and companies that have the potential to grow their dividends — which, in my view, is among the most important components of the portfolio.

Can you tell us about your use of derivative strategies during the period?

In the fund, we use foreign currency contracts to hedge foreign exchange risk. Our use of these contracts positively affected performance during the period.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Global Dividend Fund	5

A distinguishing characteristic of this fund is its “multi-dimensional” portfolio. How would you describe this?

Equity income funds tend to invest either in companies that are currently paying high dividends or in companies with the potential to increase their dividends. Putnam Global Dividend Fund targets both types of companies. Because businesses that are growing their dividends may be fundamentally stronger than those paying high yields, this approach may help reduce risk in the portfolio. In addition, many stocks in the portfolio — particularly those of dividend growers — offer the added dimension of capital appreciation potential.

Thank you, Darren, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Global Dividend Fund

IN THE NEWS

The World Bank has downgraded its outlook for global economic growth, projecting a somewhat slower expansion in 2013 due to Europe’s deeper-than-expected recession and a recent deceleration in emerging market economies. In its twice-yearly Global Economic Prospects report, the World Bank forecast that global GDP will increase 2.2% this year, a cut to its January outlook of 2.4%. This pace would constitute an approximate continuation of 2012’s moderate growth pace of 2.3%. The world’s large developing economies, such as Brazil, China, India, and Russia, continue to experience less rapid growth than they did before the 2008 global financial crisis and will likely need to stay focused on structural reforms to maintain expansion. China’s economy, in particular, is decelerating, with experts now anticipating that the world’s second-largest economy could experience its slowest growth rate in 23 years. In its report, the World Bank said debt-related uncertainties surrounding the eurozone and fiscal questions in the United States should have less impact on global economic growth in coming years.

Global Dividend Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended May 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 5/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	3.30%	–2.64%	3.20%	–1.80%	3.20%	2.20%	3.20%	–0.41%	3.40%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

8	Global Dividend Fund

Comparative index returns For period ended 5/31/13

		Lipper Global Equity Income
	MSCI World Index (ND)	Funds category average*

Life of fund	3.58%	2.56%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* For the life-of-fund period ended 5/31/13, there were 115 funds in this Lipper category.

Fund price and distribution information For the period ended 5/31/13

	Class A		Class B	Class C	Class M		Class Y

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

3/18/13*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00

5/31/13	10.33	10.96	10.32	10.32	10.32	10.69	10.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for period ended 6/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	0.90%	–4.90%	0.70%	–4.30%	0.70%	–0.30%	0.80%	–2.73%	1.00%

See the discussion following the Fund performance table on page 8 for information about the calculation of fund performance.

Global Dividend Fund	9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from the fund’s commencement of operations (March 18, 2013) through May 31, 2013, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Estimated net expenses for the fiscal year
ended 11/30/13*	1.40%	2.15%	2.15%	1.90%	1.15%

Estimated total annual operating expenses
for the fiscal year ended 11/30/13	1.67%	2.42%	2.42%	2.17%	1.42%

Annualized expense ratio from 3/18/13
(commencement of operations) to 5/31/13	1.40%	2.15%	2.15%	1.90%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 18, 2013 (commencement of operations) to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$2.92	$4.49	$4.49	$3.97	$2.40

Ending value (after expenses)	$1,033.00	$1,032.00	$1,032.00	$1,032.00	$1,034.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/18/13 (commencement of operations) to 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10	Global Dividend Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended May 31, 2013, use the following calculation method. To find the value of your investment on March 18, 2013 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$2.89	$4.43	$4.43	$3.92	$2.37

Ending value (after expenses)	$1,007.40	$1,005.86	$1,005.86	$1,006.37	$1,007.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/18/13 (commencement of operations) to 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Dividend Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12	Global Dividend Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Dividend Fund	13

Trustee approval of management contract

General conclusions

In December 2012, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management (“Putnam Management”) for an initial term extending through June 30, 2013; the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”); and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). (Following the close of your fund’s reporting period ended May 31, 2013, the Board of Trustees approved the continuance of the fund’s management, sub-management, and sub-advisory contracts through June 30, 2014. Information regarding this approval will be included in your fund’s shareholder report for the period ending November 30, 2013.)

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management, sub-management and sub-advisory contracts. In November and December 2012, the Contract Committee met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management, sub-management, and sub-advisory contracts and related information over the course of several months leading up to their June 2012 meeting. Over this period, the Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees.

On December 14, 2012, the Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective March 18, 2013. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam Funds, and the costs expected to be incurred by Putnam Management in providing services, and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the proposed management arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their

14	Global Dividend Fund

consideration of fee arrangements for other Putnam funds in the current and prior years.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

The Trustees considered that, like most Putnam open-end funds, your fund’s proposed fee schedule has the benefit of breakpoints that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s proposed management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison will be made over a reasonable period of time, your fund will not begin accruing performance adjustments until the beginning of the fund’s thirteenth complete calendar month of operation under the management contract. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had been in place for less than three years, and the Trustees will continue to examine the operation of this new breakpoint structure and your fund’s performance fee in future years in light of further experience.

The Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

The Trustees also focused on the competitiveness of your fund’s projected total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund to the extent that expenses (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under distribution plans and acquired fund fees and expenses, but including payments under the fund’s investor servicing contract and investment management contract except for performance adjustments) would exceed an annual rate of 1.15% of the fund’s average net assets through June 30, 2014. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve your fund’s management, sub-management and sub-advisory contracts.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans,

Global Dividend Fund	15

college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the proposed management fees to be paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which generally meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management, sub-management, and sub-advisory contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with its review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s proposed investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its proposed distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the proposed fees to be paid by your fund to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

16	Global Dividend Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the most recent reporting period. In a semiannual report, the highlights table also includes the current reporting period.

Global Dividend Fund	17

The fund’s portfolio 5/31/13 (Unaudited)

COMMON STOCKS (92.9%)*	Shares	Value

Aerospace and defense (2.1%)
BAE Systems PLC (United Kingdom)	4,934	$30,269

General Dynamics Corp.	717	55,281

Northrop Grumman Corp.	555	45,726

		131,276
Airlines (1.3%)
ANA Holdings, Inc. (Japan)	11,000	23,099

Japan Airlines Co., Ltd. (Japan) †	1,100	56,520

		79,619
Automobiles (1.1%)
Daimler AG (Registered Shares) (Germany)	1,092	70,019

		70,019
Beverages (1.9%)
Cola-Cola Amatil, Ltd. (Australia)	5,257	64,640

Dr. Pepper Snapple Group, Inc.	1,142	52,509

		117,149
Capital markets (4.0%)
Ashmore Group PLC (United Kingdom)	13,684	81,905

Asian Pay Television Trust (Units) (Singapore) †	66,681	49,063

Blackstone Group LP (The)	3,029	66,305

KKR & Co. LP	2,535	49,382

		246,655
Chemicals (2.2%)
BASF SE (Germany)	511	49,932

Dow Chemical Co. (The)	1,113	38,354

Tronox, Ltd. Class A	2,000	46,160

		134,446
Commercial banks (5.1%)
Australia & New Zealand Banking Group, Ltd. (Australia)	3,417	89,120

Banco Santander Central Hispano SA (Spain)	11,291	81,111

Bank of Nova Scotia (Canada)	853	48,576

Commonwealth Bank of Australia (Australia)	699	44,279

HSBC Holdings, PLC (United Kingdom)	4,488	49,161

		312,247
Commercial services and supplies (0.5%)
Pitney Bowes, Inc.	2,111	30,989

		30,989
Computers and peripherals (2.4%)
Apple, Inc.	114	51,264

Asustek Computer, Inc. (Taiwan)	5,000	54,858

Hewlett-Packard Co.	1,709	41,734

		147,856
Construction and engineering (0.9%)
ACS Actividades de Construccion y Servicios SA (Spain)	2,020	56,514

		56,514
Containers and packaging (0.6%)
MeadWestvaco Corp.	996	34,860

		34,860
Diversified financial services (3.1%)
BM&F Bovespa SA (Brazil)	5,000	32,426

CME Group, Inc.	594	40,350

JPMorgan Chase & Co.	2,160	117,914

		190,690

18	Global Dividend Fund

COMMON STOCKS (92.9%)* cont.	Shares	Value

Diversified telecommunication services (8.2%)
BCE, Inc. (Canada)	1,372	$61,656

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	30,941	39,574

CenturyLink, Inc.	1,479	50,508

TDC A/S (Denmark)	9,430	73,530

Telstra Corp., Ltd. (Australia)	10,747	48,612

Verizon Communications, Inc.	1,804	87,458

Vivendi (France)	3,469	66,997

Ziggo NV (Netherlands)	2,164	77,725

		506,060
Electric utilities (3.2%)
Duke Energy Corp.	357	23,894

Energias de Portugal (EDP) SA (Portugal)	15,786	50,676

FirstEnergy Corp.	1,799	70,179

SSE PLC (United Kingdom)	2,259	52,823

		197,572
Electronic equipment, instruments, and components (0.7%)
Hoya Corp. (Japan)	2,000	40,138

		40,138
Energy equipment and services (1.2%)
Petrofac, Ltd. (United Kingdom)	1,631	33,348

Seadrill, Ltd. (Norway)	1,012	41,047

		74,395
Food and staples retail (1.1%)
WM Morrison Supermarkets PLC (United Kingdom)	6,013	24,889

Woolworths, Ltd. (Australia)	1,370	43,003

		67,892
Food products (3.0%)
Kraft Foods Group, Inc.	742	40,906

Nestle SA (Switzerland)	2,071	136,659

Pinnacle Foods, Inc. †	144	3,537

		181,102
Gas utilities (0.6%)
Tokyo Gas Co., Ltd. (Japan)	7,000	37,742

		37,742
Health-care equipment and supplies (0.6%)
Baxter International, Inc.	535	37,627

		37,627
Hotels, restaurants, and leisure (0.6%)
McDonald’s Corp.	377	36,407

		36,407
Household durables (1.5%)
Nexity (France)	1,043	37,293

Persimmon PLC (United Kingdom)	2,879	53,110

		90,403
Independent power producers and energy traders (0.8%)
Electric Power Development Co., Ltd. (Japan)	1,500	47,470

		47,470
Industrial conglomerates (1.6%)
General Electric Co.	1,582	36,892

Siemens AG (Germany)	573	60,900

		97,792
Insurance (4.8%)
Admiral Group PLC (United Kingdom)	2,478	50,207

Allianz SE (Germany)	509	78,663

Global Dividend Fund	19

COMMON STOCKS (92.9%)* cont.	Shares	Value

Insurance cont.
SCOR SE (France)	1,671	$49,030

Zurich Insurance Group AG (Switzerland)	445	117,655

		295,555
Leisure equipment and products (0.4%)
Hasbro, Inc.	591	26,288

		26,288
Media (1.5%)
Comcast Corp. Class A	1,214	48,742

RTL Group SA (Belgium)	546	42,533

		91,275
Metals and mining (1.5%)
BHP Billiton PLC (United Kingdom)	1,587	45,925

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	1,507	46,792

		92,717
Multi-utilities (2.0%)
Ameren Corp.	1,695	57,698

Centrica PLC (United Kingdom)	11,676	67,308

		125,006
Multiline retail (1.2%)
Macy’s, Inc.	889	42,974

Myer Holdings, Ltd. (Australia)	13,970	32,598

		75,572
Office electronics (0.5%)
Neopost SA (France)	411	27,238

		27,238
Oil, gas, and consumable fuels (7.2%)
Chevron Corp.	625	76,719

ENI SpA (Italy)	3,645	82,422

HollyFrontier Corp.	714	35,343

Origin Energy, Ltd. (Australia)	4,028	51,272

Royal Dutch Shell PLC Class A (United Kingdom)	5,990	198,929

		444,685
Pharmaceuticals (10.6%)
AbbVie, Inc.	665	28,389

Astellas Pharma, Inc. (Japan)	500	25,560

Eli Lilly & Co.	1,588	84,418

GlaxoSmithKline PLC (United Kingdom)	4,436	114,982

Johnson & Johnson	732	61,620

Merck & Co., Inc.	1,129	52,724

Pfizer, Inc.	3,557	96,857

Sanofi (France)	1,015	106,742

Takeda Pharmaceutical Co., Ltd. (Japan)	1,000	44,269

Warner Chilcott PLC Class A	1,700	32,640

		648,201
Real estate investment trusts (REITs) (1.6%)
American Tower Corp. Class A	327	25,454

Equity Residential Trust	665	37,606

Healthcare Trust of America, Inc. Class A	2,081	23,911

MFA Financial, Inc.	1,400	12,292

		99,263

20	Global Dividend Fund

COMMON STOCKS (92.9%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (1.6%)
Intel Corp.	2,508	$60,894

Texas Instruments, Inc.	1,059	38,008

		98,902
Software (1.3%)
Fidessa Group PLC (United Kingdom)	1,712	50,065

Microsoft Corp.	888	30,973

		81,038
Tobacco (5.7%)
Altria Group, Inc.	3,244	117,108

British American Tobacco (BAT) PLC (United Kingdom)	1,913	105,064

Philip Morris International, Inc.	1,368	124,365

		346,537
Trading companies and distributors (1.4%)
Mitsubishi Corp. (Japan)	2,100	36,563

Rexel SA (France)	2,142	48,162

		84,725
Transportation infrastructure (0.6%)
Sydney Airport (Australia)	11,320	39,419

		39,419
Wireless telecommunication services (2.7%)
NTT DoCoMo, Inc. (Japan)	31	45,793

Vodafone Group PLC (United Kingdom)	40,497	117,359

		163,152

Total common stocks (cost $5,619,746)		$5,706,493

SHORT-TERM INVESTMENTS (10.7%)*	Shares	Value

Putnam Short Term Investment Fund 0.01% L	654,694	$654,694

Total short-term investments (cost $654,694)		$654,694

TOTAL INVESTMENTS

Total investments (cost $6,274,440)		$6,361,187

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 18, 2013 (commencement of operations) through May 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $6,139,934.

† Non-income-producing security.

L Affiliated company (Note 7). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $13,161 to cover certain derivatives contracts.

Global Dividend Fund	21

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	44.5%	Denmark	1.1%

United Kingdom	16.9	Taiwan	0.9

Australia	6.5	Portugal	0.8

Japan	5.6	Singapore	0.8

France	5.3	Indonesia	0.7

Germany	4.1	Belgium	0.7

Switzerland	4.0	Norway	0.6

Spain	2.2	Israel	0.6

Canada	1.7	Brazil	0.5

Italy	1.3	Total	100.0%

Netherlands	1.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $2,008,065) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	6/19/13	$225,000	$223,645	$(1,355)

	Danish Krone	Sell	6/19/13	49,102	48,900	(202)

	Euro	Sell	6/19/13	202,127	202,589	462

	Swedish Krona	Buy	6/19/13	105,302	108,186	(2,884)

Citibank, N.A.
	Australian Dollar	Sell	7/17/13	19,846	20,602	756

	Euro	Buy	6/19/13	26,647	26,534	113

	Singapore Dollar	Buy	8/22/13	38,452	39,443	(991)

Credit Suisse International
	Australian Dollar	Sell	7/17/13	70,413	76,222	5,809

	Canadian Dollar	Buy	7/17/13	22,355	22,928	(573)

	Swedish Krona	Sell	6/19/13	21,613	22,694	1,081

	Swiss Franc	Sell	6/19/13	25,207	29,341	4,134

Deutsche Bank AG
	Euro	Buy	6/19/13	24,177	24,142	35

HSBC Bank USA, National Association
	Canadian Dollar	Buy	7/17/13	181,052	184,270	(3,218)

	Euro	Sell	6/19/13	88,780	88,701	(79)

	Hong Kong Dollar	Buy	8/22/13	70,696	70,735	(39)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/17/13	116,401	125,814	9,413

	British Pound	Sell	6/19/13	22,181	22,303	122

State Street Bank and Trust Co.
	British Pound	Sell	6/19/13	263,893	266,295	2,402

	Canadian Dollar	Sell	7/17/13	54,923	56,157	1,234

22	Global Dividend Fund

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $2,008,065) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Israeli Shekel	Sell	7/17/13	$26,487	$26,443	$(44)

	Japanese Yen	Buy	8/22/13	255,103	263,049	(7,946)

	Norwegian Krone	Sell	6/19/13	17,081	17,473	392

WestPac Banking Corp.
	Euro	Sell	6/19/13	41,335	41,599	264

Total						$8,886

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$154,411	$235,553	$—

Consumer staples	338,425	374,255	—

Energy	112,062	407,018	—

Financials	503,279	641,131	—

Health care	394,275	291,553	—

Industrials	168,888	351,446	—

Information technology	222,873	172,299	—

Materials	166,166	95,857	—

Telecommunication services	199,622	469,590	—

Utilities	151,771	256,019	—

Total common stocks	2,411,772	3,294,721	—

Short-term investments	654,694	—	—

Totals by level	$3,066,466	$3,294,721	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$8,886	$—

Totals by level	$—	$8,886	$—

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund	23

Statement of assets and liabilities 5/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,619,746)	$5,706,493
Affiliated issuers (identified cost $654,694) (Note 7)	654,694

Foreign currency (cost $11,974) (Note 1)	11,970

Dividends, interest and other receivables	25,456

Foreign tax reclaim	4,568

Receivable for shares of the fund sold	2,341

Receivable for investments sold	2,499

Receivable from Manager (Note 2)	30,911

Unrealized appreciation on forward currency contracts (Note 1)	26,217

Unamortized offering costs (Note 1)	83,228

Total assets	6,548,377

LIABILITIES

Payable to custodian	9,690

Payable for investments purchased	244,906

Payable for shares of the fund repurchased	3,016

Payable for custodian fees (Note 2)	6,084

Payable for investor servicing fees (Note 2)	2,792

Payable for Trustee compensation and expenses (Note 2)	12

Payable for administrative services (Note 2)	10

Payable for distribution fees (Note 2)	2,339

Payable for offering costs (Note 1)	104,753

Unrealized depreciation on forward currency contracts (Note 1)	17,331

Other accrued expenses	17,510

Total liabilities	408,443

Net assets	$6,139,934

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$5,983,218

Undistributed net investment income (Note 1)	64,097

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,966)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	95,585

Total — Representing net assets applicable to capital shares outstanding	$6,139,934

(Continued on next page)

24	Global Dividend Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,738,086 divided by 555,381 shares)	$10.33

Offering price per class A share (100/94.25 of $10.33)*	$10.96

Net asset value and offering price per class B share ($36,545 divided by 3,542 shares)**	$10.32

Net asset value and offering price per class C share ($45,395 divided by 4,400 shares)**	$10.32

Net asset value and redemption price per class M share ($13,540 divided by 1,312 shares)	$10.32

Offering price per class M share (100/96.50 of $10.32)*	$10.69

Net asset value, offering price and redemption price per class Y share
($306,368 divided by 29,631 shares)	$10.34

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund	25

Statement of operations For the period 3/18/13 (commencement of operations) to 5/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $6,282)	$79,743

Interest (including interest income of $81 from investments in affiliated issuers) (Note 7)	81

Total investment income	79,824

EXPENSES

Compensation of Manager (Note 2)	7,839

Investor servicing fees (Note 2)	2,985

Custodian fees (Note 2)	6,087

Trustee compensation and expenses (Note 2)	95

Distribution fees (Note 2)	2,853

Administrative services (Note 2)	29

Amortization of offering costs (Note 1)	21,525

Reports to shareholders	5,372

Auditing and tax fees	10,806

Other	1,380

Fees waived and reimbursed by Manager (Note 2)	(43,236)

Total expenses	15,735

Expense reduction (Note 2)	(8)

Net expenses	15,727

Net investment income	64,097

Net realized gain on investments (Notes 1 and 3)	36

Net realized loss on foreign currency transactions (Note 1)	(3,002)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	8,838

Net unrealized appreciation of investments during the period	86,747

Net gain on investments	92,619

Net increase in net assets resulting from operations	$156,716

The accompanying notes are an integral part of these financial statements.

26	Global Dividend Fund

Statement of changes in net assets

For the period 3/18/13
(commencement of
INCREASE IN NET ASSETS	operations) to 5/31/13*

Operations:
Net investment income	$64,097

Net realized loss on investments and foreign currency transactions	(2,966)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	95,585

Net increase in net assets resulting from operations	156,716

Increase from capital share transactions (Note 4)	983,218

Total increase in net assets	1,139,934

NET ASSETS

Beginning of period (Note 6)	5,000,000

End of period (including undistributed net investment income of $64,097)	$6,139,934

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

									Ratio
	Net asset	Net	Net realized						of net investment
	value,	investment	and unrealized	Total from		Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%) [e]

Class A
May 31, 2013**†	$10.00	.12	.21	.33	$10.33	3.30 *	$5,738	.29 *	1.18 *	— *

Class B
May 31, 2013**†	$10.00	.12	.20	.32	$10.32	3.20 *	$37	.44 *	1.14 *	— *

Class C
May 31, 2013**†	$10.00	.11	.21	.32	$10.32	3.20 *	$45	.44 *	1.09 *	— *

Class M
May 31, 2013**†	$10.00	.13	.19	.32	$10.32	3.20 *	$14	.39 *	1.23 *	— *

Class Y
May 31, 2013**†	$10.00	.13	.21	.34	$10.34	3.40 *	$306	.24 *	1.23 *	— *

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2013	0.79%

e Amount represents less than 1.00%.

The accompanying notes are an integral part of these financial statements.

28	Global Dividend Fund	Global Dividend Fund	29

Notes to financial statements 5/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 18, 2013 (commencement of operations) through May 31, 2013.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of midsize and large companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. The fund invests mainly in developed countries, but may also invest in emerging markets. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering each class of shares on March 18, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

30	Global Dividend Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it

Global Dividend Fund	31

was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,399 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

32	Global Dividend Fund

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $6,274,440, resulting in gross unrealized appreciation and depreciation of $218,918 and $132,171, respectively, or net unrealized appreciation of $86,747.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $104,753 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (April 2014), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary

Global Dividend Fund	33

expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $187 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $43,049 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,890	Class M	6

Class B	11	Class Y	66

Class C	12	Total	$2,985

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC,

34	Global Dividend Fund

for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,759	Class M	17

Class B	40	Total	$2,853

Class C	37

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $606 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,619,746 and $2,255, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class A	Shares	Amount

Shares sold	59,673	$622,367

Shares issued in connection with
reinvestment of distributions	—	—

	59,673	622,367

Shares repurchased	(292)	(3,017)

Net increase	59,381	$619,350

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class B	Shares	Amount

Shares sold	2,542	$26,164

Shares issued in connection with
reinvestment of distributions	—	—

	2,542	26,164

Shares repurchased	—	—

Net increase	2,542	$26,164

Global Dividend Fund	35

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class C	Shares	Amount

Shares sold	3,400	$35,746

Shares issued in connection with
reinvestment of distributions	—	—

	3,400	35,746

Shares repurchased	—	—

Net increase	3,400	$35,746

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class M	Shares	Amount

Shares sold	312	$3,286

Shares issued in connection with
reinvestment of distributions	—	—

	312	3,286

Shares repurchased	—	—

Net increase	312	$3,286

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class Y	Shares	Amount

Shares sold	28,631	$298,672

Shares issued in connection with
reinvestment of distributions	—	—

	28,631	298,672

Shares repurchased	—	—

Net increase	28,631	$298,672

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	496,000	89.31%	$5,123,680

Class B	1,000	28.23	10,320

Class C	1,000	22.73	10,320

Class M	1,000	76.22	10,320

Class Y	1,000	3.37	10,340

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$2,000,000

36	Global Dividend Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$26,217	Payables	$17,331

Total		$26,217		$17,331

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,485	$1,485

Total	$1,485	$1,485

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$8,886	$8,886

Total	$8,886	$8,886

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$4,960,000	496,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class Y	10,000	1,000

Note 7: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$—	$5,569,259	$4,914,565	$81	$654,694

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Global Dividend Fund	37

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 9: Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$462	$869	$11,024	$35	$—	$9,535	$4,028	$264	$26,217

Total Assets	$462	$869	$11,024	$35	$—	$9,535	$4,028	$264	$26,217

Liabilities:

Forward currency contracts#	$4,441	$991	$573	$—	$3,336	$—	$7,990	$—	$17,331

Total Liabilities	$4,441	$991	$573	$—	$3,336	$—	$7,990	$—	$17,331

Total Financial and Derivative Net Assets	$(3,979)	$(122)	$10,451	$35	$(3,336)	$9,535	$(3,962)	$264	$8,886

Total collateral received (pledged)‡	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(3,979)	$(122)	$10,451	$35	$(3,336)	$9,535	$(3,962)	$264	$8,886

# Covered by master netting agreement.

‡ Any over-collateralization of total financial and derivative net assets is not shown.

38	Global Dividend Fund	Global Dividend Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40	Global Dividend Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Janet C. Smith
Company, LLC	George Putnam, III	Vice President,
One Post Office Square	Robert L. Reynolds	Principal Accounting Officer,
Boston, MA 02109	W. Thomas Stephens	and Assistant Treasurer

Marketing Services	Officers	Susan G. Malloy
Putnam Retail Management	Robert L. Reynolds	Vice President and
One Post Office Square	President	Assistant Treasurer
Boston, MA 02109
	Jonathan S. Horwitz	James P. Pappas
Custodian	Executive Vice President,	Vice President
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Mark C. Trenchard
Vice President and
Legal Counsel	Steven D. Krichmar	BSA Compliance Officer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA121
281885 7/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013